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                                                                   Exhibit 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to use of our reports (and to all references to our firm) included in or made a part of this Form S-3 Registration Statement.




                                   ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
September 21, 1994